                             CENTURION FUNDS, INC.

                          Centurion U.S. Contra Fund
                          Centurion U.S. Equity Fund
                      Centurion International Equity Fund


                                 ANNUAL REPORT


                              September 30, 2000




 This report is authorized for distribution to shareholders and to others only when accompanied or preceded by a current prospectus of the Fund.



            NOT FDIC INSURED *NOT BANK GUARANTEED* MAY LOOSE VALUE

Dear Shareholder:

We are pleased to provide the annual report for the Centurion Funds, Inc. ("Fund") for the year ended September 30, 2000. As you may know, our company is a no-load mutual fund complex currently offering three separate diversified investment portfolios ("Portfolio(s)")./1/ The Portfolios are designed for professional money managers and knowledgeable investors who intend to invest in them as part of a strategic asset allocation investment strategy./2/ In this report we summarized the period's prevailing economic and market conditions and outlined our portfolio strategies.

Please note the information provided in this letter represents the opinion of the Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 9 through 14 for a list of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is as of September 30, 2000 and is subject to change. We hope you find this report to be useful and informative.


The Performance of the Centurion Funds/3/
Total returns for the year ended September 30, 2000

     Centurion U.S. Contra Fund              (49.75)%
     Centurion U.S. Equity Fund                3.27
     Centurion International Equity Fund      12.37


Market Update and Outlook

U.S. Equity Markets

For much of the past twelve months, the stock market has been influenced by two dominant themes -- the direction of interest rates and the uncertain future of the Internet. The Federal Reserve Board's ("Fed's") decision to steadily increase short-term interest rates during the period, in our opinion, caused many investors to question the durability of broad U.S. economic growth and the accompanying sustainability of the current bull market in stocks.

Since the beginning of the year, a market shift has occurred, leaving many investors who invested in technology and high-growth companies distressed and investors in financial, energy, and utility stocks encouraged. The Standard & Poor's technology sector gained 80.6% during 1999, but dropped more than 11% this year through September 30, 2000. The winning sectors within the Standard & Poor's 500 Index ("S&P 500 Index")/4/ in 2000 have been utilities, financial, health care and energy sectors which recorded gains of 52.56%, 23.06%, 22.61% and 13.51%, respectively. It was not that long ago that many investors

________________
1 The fourth investment portfolio, the Centurion International Contra-Fund is not currently being offered.
2 The Portfolios are not designed to be used as a stand-alone investment product, but rather, are to be used with certain other investments to provide a balance to the risks inherent in those investments.
3 The performance figures shown above represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
4 S&P 500 Index is a market capitalization - weighted measure of 500 widely held common stocks. Please note An investor cannot invest directly in an index.

favored owning only technology stocks, which were then valued at lofty price-to-earnings ratios. By the end of the period, the prices of many of these former stock favorites have since fallen. Moreover, by the end of the period, there was a shift in the market's leadership, as "Old Economy"/5/ stocks reemerged and the prospects for "New Economy"/6/ stocks dimmed. Some analysts viewed the turnabout as a new aversion to risk and a greater appreciation for the stocks of companies with underlying value and real profitability. Lackluster performance merely brought the latest in what, for most investors, has so far been a very disappointing 2000.

However, despite recent higher stock market volatility, for the year ended September 30, 2000 the markets' major indices recorded positive returns. For example, the Dow Jones Industrial Average ("DJIA"),/7/ the S&P 500 Index, the Russell 2000 Index ("Russell 2000")/8/ and the Nasdaq Composite Index/9/ returned 4.57%, 13.28%, 23.39% and 33.74% for the year ended September 30, 2000, respectively.

International Equity Markets

Beyond the shores of the U.S., investors in stocks sought positive surprises and good news but overwhelmingly were left with little to cheer about. Global investors faced a worrisome combination of rising energy prices, concern about U.S. interest rates, a plunging euro/10/ and continued concerns about corruption in Asia. The speculation surrounding technology, media and telecommunications stocks in the second quarter of 2000 made for a relatively volatile third quarter, causing these stocks to register significant losses that wiped-out the previous gains recorded earlier in the year. No particular global region offered investors a safe-haven from market turbulence.

In Europe, many investors were preoccupied by the coordinated central-bank intervention on behalf of the euro with optimists betting that a bottom had been established for the currency. The euro has fallen as much as 28% against the dollar since its inception in January 1999, closing the third quarter of 2000 at 88 cents.

While we do expect strong European growth this year, rising energy costs and the interest rate pressures created by the weakness of the euro may reduce economic growth in continental Europe. Yet, despite rising interest rates, industry may continue to benefit from the lagging effects of a weak euro, and ongoing structural reforms.

Earnings growth in Japan is accelerating and 1999 earnings growth marked a turnaround for many Japanese corporations. In our view, revenue growth was the primary source of improvement with margins bearing the brunt of R&D and pension liability write-offs. We think the scope for improving returns for Japan is sizable and a combination of technological innovation, more transparent accounting and the unwinding of cross shareholding relationships may induce Japanese managements to improve shareholder returns. Over the past quarter, revisions to earnings forecasts in Japan have been positive and despite recent doubts about European spending, strong technology spending worldwide should help support technology companies in Japan.


________________
5  The Old Economy represents more established, "blue-chip" companies.
6 The New Economy represents those companies in the technology, telecommunications and Internet sectors.
7 DJIA is a price-weighted average of 30 actively traded blue-chip stocks. An investor cannot invest directly in an index.
8 Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An investor cannot invest directly in an index.
9 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.
10 The euro is the single currency of the European Monetary Union that was adopted by Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain on January 1, 1999.

Centurion U.S. Contra Fund

The Centurion U.S. Contra Fund ("Portfolio") seeks to provide a degree of protection against declines in the value of the U.S. equity allocation of certain assets custodied with our company. Credit Swisse Asset Management ("CSAM") is the sub-advisor. We advise CSAM of the level and nature of downside protection desired by employing statistical and quantitative analysis.

CSAM seeks to provide returns that move counter to the direction of the broad-based U.S. equity marketplace, as measured by the S&P 500 Index. Centurion makes use of the Portfolio in combination with other asset class exposures with the objective of limiting downside return. CSAM invests primarily in S&P 500 Index put options, S&P 500 Index futures contracts and cash equivalents such as U.S. Treasury bills. CSAM actively manages their use of S&P 500 put options and futures contracts in an attempt to minimize the cost of delivering the desired degree of protection against marketplace declines. We are committed to our strategy regardless of market conditions and therefore will not invest the Portfolio's holdings, in the aggregate, in anticipation of rising U.S. stock prices.

For the year ended September 30, 2000, the Portfolio returned a negative 49.75%. In comparison, the S&P 500 Index returned 13.28% for the same period.

Centurion U.S. Equity Fund

The Centurion U.S. Equity Fund ("Portfolio") seeks to provide long-term growth consistent with reasonable efforts to preserve capital. The Portfolio invests primarily in common stocks and other equity securities of U.S. issuers with total market capitalizations greater than $1 billion at the time of purchase.

Please note that effective March 15, 2000, Trainer, Wortham & Co. Inc. ("Trainer Wortham") replaced Parametric Portfolio Associates ("Parametric") as the Portfolio's new interim sub-advisor pending shareholder approval. At the shareholder meeting held on March 31, 2000, Trainer Wortham was approved as the Portfolio's new sub-advisor. CSAM, the Portfolio's other sub-advisor, continues to conduct the Portfolio's investment program. In addition, effective March 15, 2000, the Portfolio's performance benchmark was changed from the Russell 3000 Index ("Ruseell 3000")/11/ to the S&P 500 Index.

Trainer Wortham employs a "bottom-up" stock fundamental analysis process that target companies with the following qualities:
  .  Large capitalization, high quality, industry leaders;
  . Financially sound with solid, proven management; and . Consistent earnings growth rates above those of the market.

For the year ended September 30, 2000, the Portfolio generated a return of 3.27%. In comparison, the S&P 500 Index returned 13.28% for the same period.


Centurion International Equity Fund

The Centurion International Equity ("Portfolio") seeks to provide long-term growth consistent with reasonable efforts to preserve capital. The Portfolio continues to be managed by two sub-advisors, Friends, Ivory and Sime ("FISI") and CSAM. FISI seeks to provide investment returns that over the long-term

________________
11 Russell 3000 measures the performance of the 3,000 largest U.S. companies based on total market capitalization. An investor cannot invest directly in an index.

correspond to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index")/12/. FISI invests primarily in common stocks and other securities of non-U.S. issues with total market capitalizations greater than $1 billion at the time of purchase, while CSAM uses certain hedging techniques designed to protect against or otherwise cushion price declines in the value of the Portfolio's holding.

For the year ended September 30, 2000, the Portfolio returned 12.37%. In comparison, the MSCI EAFE Index returned 3.18% for the same period.


Thank you for investing with Centurion Funds, Inc. We are committed to seeking to provide you with competitive performance in the years ahead, and we look forward to serving your financial needs in the future.

Sincerely,



Gerard P. Dipoto, Jr.
Chairman

October 17, 2000


________________
12 MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

                          Centurion U.S. Contra Fund

Historical Performance
                       Net Asset Value
                    ----------------------
                     Beginning      End     Income    Capital Gain   Total
Year Ended            of Year     of Year  Dividends  Distributions Returns/(1)/
================================================================================
9/30/00               $ 7.55       $3.62      $0.22        $0.00      (49.75)%
--------------------------------------------------------------------------------
12/7/98* - 9/30/99     10.00        7.55       0.00         0.00      (24.50)**
================================================================================
Total                                         $0.22        $0.00
================================================================================

                          Centurion U.S. Equity Fund

Historical Performance
                       Net Asset Value
                    ----------------------
                     Beginning      End     Income    Capital Gain   Total
Year Ended            of Year     of Year  Dividends  Distributions Returns/(1)/
================================================================================
9/30/00               $10.40       $10.74     $0.00        $0.00        3.27%
--------------------------------------------------------------------------------
12/7/98* - 9/30/99     10.00        10.40      0.00         0.00        4.00**
================================================================================
Total                                         $0.00        $0.00
================================================================================


                      Centurion International Equity Fund

Historical Performance
                       Net Asset Value
                    ----------------------
                     Beginning      End     Income    Capital Gain   Total
Year Ended            of Year     of Year  Dividends  Distributions Returns/(1)/
================================================================================
9/30/00             $10.73       $11.53     $0.10        $0.46       12.37%
--------------------------------------------------------------------------------
12/7/98* - 9/30/99     10.00        10.73      0.00         0.00        7.30**
================================================================================
Total                                         $0.10        $0.46
================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns/(1)/

                                  Centurion       Centurion         Centurion
                                 U.S. Contra     U.S. Equity      International
                                    Fund            Fund           Equity Fund
================================================================================
Year Ended 9/30/00               (49.75)%           3.27%         12.37%
--------------------------------------------------------------------------------
12/7/98* through 9/30/00         (41.35)            4.01          10.85
================================================================================

Cumulative Total Returns/(1)/
                                 Centurion       Centurion         Centurion
                                 U.S. Contra     U.S. Equity      International
                                   Fund            Fund           Equity Fund
================================================================================
12/7/98* through 9/30/00         (62.06)%           7.40%            20.57%
================================================================================
(1)  Assumes reinvestment of all dividends and capital gain distributions.
  *  Commencement of operations.
 ** Total return is not annualized, as it may not be representative of the total return for the year.

Historical Performance (unaudited)

Growth of $10,000 Invested in Shares of
Centurion U.S. Contra Fund vs. Standard & Poor's 500 Index*

                        December 1998 -- September 2000

                                Centurion                                2500
          Date          U.S. Contra Fund -- $3,794               Stock Index Index -- $11,935
          12/7/98                10,000                         10,000             0.00%
       12/31/1998                 9,300                         10,000             0.00%
        3/31/1999                 8,250                         10,498             4.98%
        6/30/1999                 6,780                         11,238             7.05%
        9/30/1999                 7,550                         10,537            -6.24%
       12/31/1999                 4,800                         12,104            14.87%
        3/31/2000                 3,847                         12,381             2.29%
        9/30/2000                 3,794                         11,935            -3.60%

 * Hypothetical illustration of $10,000 invested in shares of Centurion U.S. Contra Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2000. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Historical Performance (unaudited)

Growth of $10,000 Invested in Shares of Centurion U.S. Equity Fund vs. Standard & Poor's 500 Index and Russell 3000 Index*

                        December 1998--September 2000

          Date         Centurion U.S. Equity Fund --   Standard & Poor's 500    Russell 3000 Index** -- $12,296
                                  $10,740               Index** -- $11,935
         12/7/98                  10,000                      10,000                        10,000
       12/31/1998                 10,340                      10,000                        10,000
        3/31/1999                 10,480                      10,498                        10,339
        6/30/1999                 10,900                      11,238                        11,136
        9/30/1999                 10,400                      10,537                        10,402
       12/31/1999                 11,560                      12,104                        12,090
        3/31/2000                 11,590                      12,381                        12,642
        9/30/2000                 10,740                      11,935                        12,296

* Hypothetical illustration of $10,000 invested in shares of Centurion U.S. Equity Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2000. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Russell 3000 Index is composed of the 3,000 largest U.S. Securities, as determined by total market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

** It is the opinion of management that the Standard & Poor's 500 Index is a more appropriate broad-based benchmark for the market in which the Portfolio invests than the Russell 3000 Index. In future reporting, the Standard & Poor's 500 Index will be used as a basis of comparison of total return performance rather than the Russell 3000 Index.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Historical Performance (unaudited)

Growth of $10,000 Invested in Shares of
Centurion Internation Equity Fund vs. MSCI EAFE Index*

                        December 1998--September 2000

          Date          Centurion International Equity         MSCI EAFE
                                Fund -- $12,057                Index -- $11,198

         12/7/98                    10,000                      10,000                0.00%
       12/31/1998                   10,280                      10,000                0.00%
        3/31/1999                   10,290                      10,139                1.39%
        6/30/1999                   10,570                      10,397                2.54%
        9/30/1999                   10,730                      10,853                4.39%
       12/31/1999                   13,395                      12,697               16.99%
        3/31/2000                   13,688                      12,683               -0.11%
        9/30/2000                   12,057                      11,198              -11.71%


* Hypothetical illustration of $10,000 invested in shares of the Centurion International Equity Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2000. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Schedules of Investment                                      September 30, 2000

                          CENTURION U.S. CONTRA FUND

       FACE
      AMOUNT                                   SECURITY                             VALUE
=============================================================================================
U.S. TREASURY BILL - 5.1%
     $1,000,000  U.S. Treasury Bill, 6.067% due 3/1/01
                 (Cost - $974,940)                                            $    974,940
=============================================================================================
    CONTRACTS                                  SECURITY                             VALUE
=============================================================================================
PURCHASED OPTIONS - 94.9%
        102,300  S&P 500 Index, Put @ 1525, Expire 12/00*                        9,130,275
         45,900  S&P 500 Index, Put @ 1650, Expire 12/00*                        8,944,763
---------------------------------------------------------------------------------------------
                 TOTAL PURCHASED OPTIONS
                 (Cost - $15,038,546)                                           18,075,038
=============================================================================================
                 TOTAL INVESTMENTS - 100%
                 (Cost - $16,013,486**)                                       $ 19,049,978
=============================================================================================

 * All or a portion of this security is segregated for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

Schedules of Investment (continued)                          September 30, 2000

                          CENTURION U.S. EQUITY FUND

    SHARES                                        SECURITY                           VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCK - 97.5%
---------------------------------------------------------------------------------------------------
Banking - 3.5%
   26,175     Wells Fargo & Co.                                                      $   1,202,414
---------------------------------------------------------------------------------------------------
Biotechnology - 8.5%
   16,890     Amgen Inc.*                                                                1,179,397
   14,800     PE Corp. - PE Biosystems Group                                             1,724,200
---------------------------------------------------------------------------------------------------
                                                                                         2,903,597

---------------------------------------------------------------------------------------------------
Computers - 12.7%
   20,171     Cisco Systems, Inc.*+                                                      1,114,448
   16,338     EMC Corp.*                                                                 1,619,504
   13,794     Sun Microsystems, Inc.*                                                    1,610,450
---------------------------------------------------------------------------------------------------
                                                                                         4,344,402
---------------------------------------------------------------------------------------------------
Electric - 3.0%
   14,925     The AES Corp.*                                                             1,022,363
---------------------------------------------------------------------------------------------------
Electronics - 3.5%
   13,015     Sanmina Corp.*                                                             1,218,529
---------------------------------------------------------------------------------------------------
Financial Services - 3.3%
   12,254     Morgan Stanley Dean Witter & Co.                                           1,120,475
---------------------------------------------------------------------------------------------------
Insurance - 3.4%
   12,187     American International Group, Inc.                                         1,166,144
---------------------------------------------------------------------------------------------------
Media - 6.5%
   46,300     AT&T Corp. - Liberty Media Corp., Class A Shares*+                           833,400
    6,800     Clear Channel Communications, Inc.*                                          384,200
   13,100     Time Warner Inc.                                                           1,025,075
---------------------------------------------------------------------------------------------------
                                                                                         2,242,675
---------------------------------------------------------------------------------------------------
Miscellaneous Manufacturer - 3.7%
   21,849     General Electric Co.                                                       1,260,414
---------------------------------------------------------------------------------------------------
Pharmaceutical - 3.9%
   30,112     Pfizer Inc.                                                                1,353,158
---------------------------------------------------------------------------------------------------
Retail - 2.6%
   15,350     Kohl's Corp.*                                                                885,503
---------------------------------------------------------------------------------------------------
Semiconductor - 9.8%
   17,738     Altera Corp.*                                                                846,990
    7,325     Broadcom Corp., Class A Shares*                                            1,785,469
   18,288     Intel Corp.                                                                  760,095
---------------------------------------------------------------------------------------------------
                                                                                         3,392,554
---------------------------------------------------------------------------------------------------
Software - 11.9%
   10,450     Inktomi Corp.*                                                             1,191,300
    8,920     Microsoft Corp.*                                                             537,430
   13,275     Oracle Corp.*                                                              1,045,406
   11,675     Siebel Systems, Inc.*                                                      1,299,573
---------------------------------------------------------------------------------------------------
                                                                                         4,073,709
---------------------------------------------------------------------------------------------------
Telecommunication Equipment - 17.8%
   13,125     JDS Uniphase Corp.*                                                        1,242,773
   11,475     Network Appliance, Inc.*                                                   1,461,628
   26,375     Nokia Oyj - Sponsored ADR                                                  1,050,055

                       See Notes to Financial Statements

Schedules of Investments (continued)                          September 30, 2000

                          CENTURION U.S. EQUITY FUND

SHARES                                SECURITY                             VALUE
==============================================================================================
Telecommunication Equipment - 17.8% (continued)
    17,900     Nortel Networks Corp.                                      $   1,066,169
    18,225     QUALCOMM Inc.*                                                 1,298,531
----------------------------------------------------------------------------------------------
                                                                              6,119,156
----------------------------------------------------------------------------------------------
Telecommunications - 3.4%
    24,250     Qwest Communications International Inc.*                       1,165,516
----------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost - $29,178,329)                                          33,470,609
==============================================================================================

CONTRACTS                             SECURITY                             VALUE
==============================================================================================
PURCHASED OPTIONS - 1.9%
     1,300     NASDAQ 100 Stock Index, Put @ 3500, Expire 12/00                 305,500
     4,000     S&P 500 Index, Put @ 1525, Expire 12/00                          357,000
----------------------------------------------------------------------------------------------
               TOTAL PURCHASED OPTIONS
               (Cost - $571,159)                                                662,500
==============================================================================================
     FACE
    AMOUNT                            SECURITY                             VALUE
==============================================================================================
SHORT-TERM INSTRUMENT - 0.6%
==============================================================================================
U.S. Treasury Bill - 0.6%
  $200,000     U.S. Treasury Bill, 6.067% due 3/1/01
               (Cost - $194,988)                                                194,988
==============================================================================================
               TOTAL INVESTMENTS - 100%
               (Cost - $29,944,476**)                                     $  34,328,097
==============================================================================================

 *  Non-income producing security.
 + All or a portion of this security is segregated for futures contracts commitments.
 ** Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.

Schedules of Investments (continued)                          September 30, 2000

                      CENTURION INTERNATIONAL EQUITY FUND

         SHARES                                        SECURITY                                 VALUE
===========================================================================================================
COMMON STOCK - 87.1%
===========================================================================================================
Finland - 3.7%
          19,812         Nokia Oyj (a)                                                      $  788,768
           8,241         Sonera Oyj (b)                                                        209,454
-----------------------------------------------------------------------------------------------------------
                                                                                               998,222
-----------------------------------------------------------------------------------------------------------
France - 13.4%
          12,900         Aventis S.A. (a)                                                      967,665
           3,200         France Telecom S.A. (b)                                               342,834
          14,000         Societe Generale, Class A Shares (b)                                  782,692
           3,375         Suez Lyonnaise des Eaux S.A. (b)                                      523,313
           4,600         Total Fina Elf S.A. (b)                                               673,067
           4,915         Vivendi S.A. (b)                                                      365,217
-----------------------------------------------------------------------------------------------------------
                                                                                             3,654,788
-----------------------------------------------------------------------------------------------------------
Germany - 5.1%
           1,250         Allianz A.G. (b)                                                      413,121
           2,100         Sap A.G. (b)                                                          530,031
           3,500         Siemens A.G. (b)                                                      457,754
-----------------------------------------------------------------------------------------------------------
                                                                                             1,400,906
-----------------------------------------------------------------------------------------------------------
Italy - 1.0%
          50,317         ENI S.p.A. (b)                                                        267,317
-----------------------------------------------------------------------------------------------------------
Japan - 21.9%
          47,000         The Bank of Tokyo - Mitsubishi, Ltd. (b)                              555,422
          33,000         Kao Corp. (b)                                                         900,888
              44         Nippon Telegraph & Telephone Corp. (a)                                431,612
              36         NTT Data Corp. (b)                                                    333,148
           5,800         ORIX Corp. (b)                                                        693,466
           3,400         Rohm Co., Ltd. (b)                                                    931,649
           7,000         Secom Co., Ltd. (a)                                                   562,928
           7,700         Sony Corp. (c)                                                        780,973
          11,000         Takeda Chemical Industries, Ltd. (b)                                  726,818
           6,000         TOSHIBA Corp. (b)                                                      48,362
-----------------------------------------------------------------------------------------------------------
                                                                                             5,965,266
-----------------------------------------------------------------------------------------------------------
Netherlands - 6.8%
          11,308         ING Groep N.V. (b)                                                    753,241
          14,778         Koninklijke Philips Electronics N.V. (b)                              636,040
           9,129         VNU N.V. (b) (d)                                                      459,213
-----------------------------------------------------------------------------------------------------------
                                                                                             1,848,494
-----------------------------------------------------------------------------------------------------------
Spain - 3.8%
          51,120         Banco Santander Central Hispano, S.A. (b)                             561,212
          23,830         Telefonica, S.A.(b) (d)                                               472,140
-----------------------------------------------------------------------------------------------------------
                                                                                             1,033,352
-----------------------------------------------------------------------------------------------------------
Sweden - 5.2%
          15,631         Securitas AB, Class B Shares                                          341,568
          22,656         Skandia Forsakrings, AB                                               449,215
          41,200         Telefonaktiebolaget LM Ericsson AB, Class B Shares                    626,575
-----------------------------------------------------------------------------------------------------------
                                                                                             1,417,358
-----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Schedules of Investments (continued)                          September 30, 2000

                      CENTURION INTERNATIONAL EQUITY FUND

      SHARES                               SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
Switzerland - 2.8%
            373           Nestle S.A., Registered Shares (b)                         $776,903
----------------------------------------------------------------------------------------------
Taiwan - 0.7%
          9,728           Taiwan Semiconductor Manufacturing Co., Ltd. (d)            198,208
----------------------------------------------------------------------------------------------
United Kingdom - 20.6%
         40,932           British Telecommunications PLC (b)                          430,283
         27,925           Glaxo Wellcome PLC (b)                                      842,688
         39,856           Kingfisher PLC (b)                                          260,605
         33,068           Marconi PLC (b)                                             452,731
         38,442           Prudential PLC (b)                                          523,465
         21,412           Reuters Group PLC (a)                                       405,535
         28,480           Royal Bank of Scotland Group PLC (b)                        600,457
         89,511           Shell Transport & Trading Co. (b)                           730,529
        365,847           Vodafone Group PLC (a)                                    1,364,434
----------------------------------------------------------------------------------------------
                                                                                    5,610,727
----------------------------------------------------------------------------------------------
United States - 2.1%
         48,000           iShares MSCI Hong Kong                                      582,000
----------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK
                          (Cost - $20,127,606)                                     23,753,541
----------------------------------------------------------------------------------------------

       CONTRACTS                           SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
PURCHASED OPTIONS - 2.0%
----------------------------------------------------------------------------------------------
Call Options - 0.4%
            640           Amsterdam Stock Index, Call @ 680, Expire 12/00               9,037
            170           CAC 40 Stock Index, Call @ 6700, Expire 12/00                21,419
            150           DAX Stock Index, Call @ 7250, Expire 12/00                   16,242
            160           FTSE 100 Stock Index, Call @ 6675, Expire 12/00              24,106
         10,740           Nikkei 225 Stock Index, Call @ 16500, Expire 12/00           32,302
            110           Swiss Market Stock Index, Call @ 8150, Expire 12/00           8,299
----------------------------------------------------------------------------------------------
                                                                                      111,405
----------------------------------------------------------------------------------------------
Put Options - 1.6%
                          Amsterdam Stock Index:
            640              Put @ 680, Expire 12/00                                   18,074
            800              Put @ 680, Expire 10/00                                   14,332
            170           CAC 40 Stock Index, Put @ 6700, Expire 12/00                 74,647
            150           DAX Stock Index, Put @ 7250, Expire 12/00                    65,698
            160           FTSE 100 Stock Index, Put @ 6675, Expire 12/00              100,183
         10,740           Nikkei 225 Stock Index, Put @ 16500, Expire 12/00           109,328
                          Swiss Market Stock Index:
            110              Put @ 7900, Expire 12/00                                  15,879
            110              Put @ 8150, Expire 12/00                                  24,203
----------------------------------------------------------------------------------------------
                                                                                      422,344
----------------------------------------------------------------------------------------------
                          TOTAL PURCHASED OPTIONS
                          (Cost - $482,691)                                           533,749
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

Schedules of Investments (continued)                          September 30, 2000

                      CENTURION INTERNATIONAL EQUITY FUND

          FACE
         AMOUNT                            SECURITY                                   VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENT - 10.9%
Commercial Paper - 10.9%
    $ 2,980,000               Homeside Lending Inc., 6.700% due 10/2/00
                              (Cost - $2,978,891)                                  $ 2,978,891
-----------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS - 100%
                              (Cost - $23,589,188*)                                $27,266,181
-----------------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for futures contracts commitments.
(b) All or a portion of this security is segregated for open forward foreign currency contracts.
(c) All or a portion of this security is segregated for extended settlements.
(d) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

Statements of Assets and Liabilities                           September 30,2000

                                                                                                            Centurion
                                                                      Centurion          Centurion        International
                                                                     U.S. Contra        U.S. Equity          Equity
                                                                         Fund               Fund              Fund
==========================================================================================================================
ASSETS:
   Investments, at value (Cost - $16,013,486,
      $29,944,476 and $23,589,188, respectively)                    $ 19,049,978       $ 34,328,097       $ 27,266,181
   Cash & foreign currency segregated for futures
      at value (Cost - $1,399,903)                                             -                  -          1,387,963
   Cash                                                                5,884,110          1,580,001                  -
   Dividends and interest receivable                                      23,715              3,634             64,756
   Receivable from broker - variation margin                             228,575             22,300            171,675
   Receivable from manager                                                24,270                  -                  -
   Receivable from affiliate                                              11,644                  -                  -
   Receivable for Fund shares sold                                        23,411              9,727              8,766
   Receivable for securities sold                                              -            139,731            250,783
   Receivable for open forward foreign currency
      contracts (Note 8)                                                       -                  -             13,977
-----------------------------------------------------------------------------------------------------------------------
   Total Assets                                                       25,245,703         36,083,490         29,164,101
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares redeemed                                       27,767             53,215             48,928
   Administration fees payable                                             6,729              5,466              4,335
   Management fees payable                                                 3,010             21,561             15,714
   Consulting fees payable                                                     -              1,381              1,179
   Payable for open forward
      foreign currency contracts (Note 8)                                      -                  -            160,023
   Payable for securities purchased                                            -                  -             48,513
   Payable to bank                                                             -                  -             22,109
   Options written (Premiuns received - $28,863) (Note 6)                      -                  -             18,242
   Accrued expenses                                                       19,967             31,118             43,101
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                      57,473            112,741            362,144
-----------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $ 25,188,230       $ 35,970,749       $ 28,801,957
=======================================================================================================================
NET ASSETS:
   Par value of capital stock                                       $      6,952       $      3,350       $      2,498
   Capital paid in excess of par value                                55,654,349         32,426,307         22,271,983
   Undistributed net investment income                                   301,431                  -                  -
   Accumulated net realized gain (loss) from security
      transactions, futures contracts and options                    (34,630,482)          (922,479)         2,829,428
   Net unrealized appreciation of investments,
      futures contracts, options and foreign currencies                3,855,980          4,463,571          3,698,048
-----------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $ 25,188,230       $ 35,970,749       $ 28,801,957
=======================================================================================================================
Shares Outstanding                                                     6,952,059          3,350,100          2,497,963
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, per share                                          $       3.62       $      10.74       $      11.53
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

Statements of Operations                   For the Year Ended September 30, 2000

                                                                                                         Centurion
                                                                       Centurion         Centurion     International
                                                                      U.S. Contra       U.S. Equity        Equity
                                                                          Fund             Fund             Fund
====================================================================================================================
INVESTMENT INCOME:
   Interest                                                         $      853,203      $   113,224     $    208,267
   Dividends                                                                     -          205,513          338,587
   Less: Foreign withholding tax                                                 -             -             (36,800)
--------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                 853,203          318,737          510,054
--------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                                279,316          244,538          238,192
   Audit and legal                                                          54,000           45,954           49,773
   Administration fees (Note 2)                                             50,000           67,825           63,518
   Registration fees                                                        25,000           21,140           32,310
   Shareholder and system servicing fees                                    15,500           16,526           15,526
   Consulting fees (Note 2)                                                 11,638           16,951           16,411
   Directors' fees                                                          10,000           14,958           15,961
   Insurance                                                                10,000            9,938            9,872
   Shareholder communications                                                5,000            5,979            5,976
   Custody                                                                   1,000           12,959           17,044
   Pricing service fees                                                          -                -            4,384
   Other                                                                     5,001            9,960            7,969
--------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                          466,455          466,728          476,936
   Less: Management fee and consulting fee waiver (Note 2)                (117,376)               -                -
--------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                            349,079          466,728          476,936
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                               504,124         (147,991)          33,118
--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 5, 6 AND 8):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)                    -        3,637,856        3,597,772
      Futures contracts                                                 (1,519,748)        (481,096)        (989,497)
      Options purchased                                                (16,865,696)      (1,438,349)        (636,709)
      Foreign currency transactions                                              -                -        1,153,408
--------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                            (18,385,444)       1,718,411        3,124,974
--------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Unrealized Appreciation
   of Investments, Futures Contracts, Options and
   Foreign Currencies:
       Beginning of year                                                 3,299,315        5,659,083        2,793,709
       End of year                                                       3,855,980        4,463,571        3,698,048
--------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Unrealized Appreciation                      556,665       (1,195,512)         904,339
--------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments, Futures Contracts,
     Options and Foreign Currencies                                    (17,828,779)         522,899        4,029,313
--------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations                   $  (17,324,655)     $   374,908     $  4,062,431
====================================================================================================================

                      See Notes to Financial Statements.

Statements of Changes in Net Assets        For the Year Ended September 30, 2000

                                                                                                     Centurion
                                                             Centurion            Centurion        International
                                                            U.S. Contra          U.S. Equity           Equity
                                                               Fund                 Fund                Fund
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss)                            $    504,124       $    (147,991)     $      33,118
     Net realized gain (loss)                                 (18,385,444)          1,718,411          3,124,974
     Increase (decrease) in net
           unrealized appreciation                                556,665          (1,195,512)           904,339
----------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
           From Operations                                    (17,324,655)            374,908          4,062,431
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                       (980,335)                  -           (275,003)
     Net realized gains                                                 -                   -         (1,228,544)
----------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
           Distributions to Shareholders                         (980,335)                  -         (1,503,547)
----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                          22,612,972          18,376,350         10,162,683
     Net asset value of shares issued for
           reinvestment of dividends                              980,335                   -          1,503,547
     Cost of shares reacquired                                 (8,692,668)        (15,108,984)       (16,841,194)
----------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
           Fund Share Transactions                             14,900,639           3,267,366         (5,174,964)
----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                              (3,404,351)          3,642,274         (2,616,080)
NET ASSETS:
     Beginning of year                                         28,592,581          32,328,475         31,418,037
----------------------------------------------------------------------------------------------------------------
     End of year*                                            $ 25,188,230       $  35,970,749      $  28,801,957
================================================================================================================
* Includes undistributed net investment
     income of:                                              $    301,431       $           -      $           -
----------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

Statements of Changes in Net Assets     For the Year Ended September 30, 1999(a)

                                                                                                     Centurion
                                                             Centurion           Centurion          International
                                                            U.S. Contra         U.S. Equity            Equity
                                                               Fund                Fund                 Fund
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss)                         $      736,559       $    (57,186)        $    218,367
     Net realized gain (loss)                                (16,245,038)        (2,645,165)             688,578
     Increase in net unrealized appreciation                   3,299,315          5,659,083            2,793,709
------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
           From Operations                                   (12,209,164)         2,956,732            3,700,654
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                             -                  -                    -
------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
           Distributions to Shareholders                               -                  -                    -
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                         87,816,165         68,184,942           87,912,971
     Cost of shares reacquired                               (47,014,420)       (38,813,199)         (60,195,588)
------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
           Fund Share Transactions                            40,801,745         29,371,743           27,717,383
------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                        28,592,581         32,328,475           31,418,037
NET ASSETS:
     Beginning of period                                               -                  -                    -
------------------------------------------------------------------------------------------------------------------
     End of period*                                       $   28,592,581       $ 32,328,475         $ 31,418,037
==================================================================================================================
* Includes undistributed (overdistributed)
       net investment income of:                          $      777,642                  -         $   (166,744)
==================================================================================================================
(a) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.

                       See Notes to Financial Statements

Notes to Financial Statements

   1.  Significant Accounting Policies

   Centurion Funds, Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of three separate investment portfolios ("Portfolios"): Centurion U.S. Contra Fund ("U.S. Contra Fund"), Centurion U.S. Equity Fund ("U.S. Equity Fund") and Centurion International Equity Fund ("International Equity Fund").

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. Dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the capital accounts of U.S. Equity Fund and International Equity Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income (loss) amounting to $(151,254) and and $(211,423) was reclassified to paid-in capital for U.S. Equity Fund and International Equity Fund, respectively. Net investment income, net realized income and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

    In addition, the International Equity Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

   2.  Management Agreement

   Centurion Trust Company ("Centurion") acts as investment manager of the Portfolios. U.S. Equity Fund and International Equity Fund pay Centurion a management fee calculated at an annual rate based on the average daily net assets as follows:

                 U.S. Equity Fund                                 International Equity Fund
   --------------------------------------------      -------------------------------------------------
                                     Annual                                                 Annual
   Average Daily Net Assets           Rate           Average Daily Net Assets                Rate
   --------------------------------------------      -------------------------------------------------
   First $25 Million                  0.750%         First $50 Million                       0.750%
   Over $25 Million                   0.700          Next $50 Million                        0.725
                                                     Over $100 Million                       0.700

   U.S. Contra Fund pays Centurion a management fee calculated at an annual rate of 1.20% of the average daily net assets. These fees are calculated daily and paid monthly. For the year ended September 30, 2000, Centurion waived a portion of its management fee for U.S. Contra Fund in the amount of $105,738.

   SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the Portfolios' administrator for which each Portfolio pays a fee calculated at an annual rate of 0.20% of the respective Portfolio's average daily net assets or a minimum of $50,000 for each portfolio depending upon which amount is greater. This fee is calculated daily and paid monthly.

   Salomon Smith Barney Inc., another subsidiary of SSBH, through its Consulting Group, also receives a fee for consulting services at an annual rate of 0.05% of the respective Portfolio's daily net assets. This fee is calculated daily and paid monthly. For the year ended September 30, 2000, SSBC waived all of its consulting fees for U.S. Contra Fund in the amount of $11,638.

   Centurion has entered into sub-advisory agreements with Credit Suisse Asset Management, Trainer, Wortham & Company Inc. and Friends Ivory & Sime, Inc. Pursuant to the sub-advisory agreement, each sub-advisor is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. The sub-advisors for each Portfolio are as follows:

                                                                                   Sub-Advisor
   Portfolio                             Sub-Advisors                                  Fee
====================================================================================================
U.S. Contra Fund                  Credit Suisse Asset Management                      0.850%

U.S. Equity Fund                  Trainer, Wortham & Company, Inc.:
                                      on the first $25 million                        0.300
                                      on the amount over $25 million                  0.250
                                  Credit Suisse Asset Management                      0.100

International Equity Fund         Friends Ivory & Sime, Inc.:
                                      on the first $50 million                        0.300
                                      on the next $50 million                         0.275
                                      on the amount over $100 million                 0.250
                                  Credit Suisse Asset Management                      0.100
====================================================================================================

   3.  Investments

   During the year ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                                   International
                                            U.S. Contra        U.S. Equity            Equity
                                               Fund               Fund                 Fund
====================================================================================================
Purchases                                       ---              $44,479,798        $ 4,996,790
----------------------------------------------------------------------------------------------------
Sales                                           ---               44,580,911         15,468,701
====================================================================================================

   At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                              U.S. Contra        U.S. Equity       International
                                                 Fund               Fund            Equity Fund
====================================================================================================
Gross unrealized appreciation                  $3,036,492         $7,054,033        $ 5,036,212
Gross unrealized depreciation                         ---         (2,670,412)        (1,359,219)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation                    $3,036,492         $4,383,621         $3,676,993
====================================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

   4. Repurchase Agreements

   The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   5. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities or cash equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

   The Portfolios enter into such contracts to hedge a portion of its portfolio. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At September 30, 2000, the Portfolios had the following open futures contracts:

U.S. Contra Fund

                                              # of                               Basis             Market          Unrealized
                                           Contracts       Expiration            Value              Value             Gain
-----------------------------------------------------------------------------------------------------------------------------------
Sold Contracts:
S&P 500 Index                                  41            12/00            $15,719,913        $14,900,425        $819,488
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund

                                              # of                               Basis             Market          Unrealized
                                           Contracts       Expiration            Value              Value             Gain
-----------------------------------------------------------------------------------------------------------------------------------
Sold Contracts:
S&P 500 Index                                     4          12/00            $1,533,650         $1,453,700          $79,950
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund

                                              # of                               Basis             Market          Unrealized
                                           Contracts       Expiration            Value              Value          Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Sold Contracts:
Marche A Terme International
   de France Cac 40 Euro Index                 17            10/00            $   940,886          $  944,036        $  (3,150)
London Financial Times
   Stock Exchange 100 Index                    19            12/00             1,843,789            1,785,780           58,009
Simex Nikkei 225 Index                         27            12/00             2,042,754            1,970,781           71,973
Eurex Deutschland DAX Index                     5            12/00               803,133              758,291           44,842
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              $5,630,562           $5,458,888        $ 171,674
-----------------------------------------------------------------------------------------------------------------------------------

   6. Option Contracts

   Premiums paid when put or call options are purchased by the Portfolios represent investments which are marked-to-market daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sales will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

   At September 30, 2000, U.S. Contra Fund, U.S. Equity Fund and International Equity Fund held purchased put options with a total cost of $15,038,546, $571,159 and $248,326, respectively. In addition, the International Equity Fund held purchased call options with a total cost of $234,365.

   When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

   The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

   The covered call option transactions for the International Equity Fund which occurred during the year ended September 30, 2000 were as follows:

                                                                                                  Number of
                                                                                                  Contracts       Premium
============================================================================================================================
Options written, outstanding at September 30, 1999                                                        3       $   4,154
Options written                                                                                       4,351         267,189
Options cancelled in closing purchase transactions                                                   (3,543)       (242,480)
----------------------------------------------------------------------------------------------------------------------------
Options written, outstanding at September 30, 2000                                                      811       $  28,863
============================================================================================================================

   The following represents the covered call option written contracts open at September 30, 2000:

Number of                                                                                          Strike
Contracts                                                                     Expiration            Price         Value
============================================================================================================================
        800 Amsterdam Exchanges Stock Index                                      10/00             $  680       $ (2,471)
         11 Swiss Market Stock Index                                             12/00              7,900        (15,771)
-------------------------------------------------------------------------------------------------------------------------
            Total Covered Call Options Written
            (Premium received - $28,863)                                                                        $(18,242)
============================================================================================================================

   7. Foreign Securities

   Investing in securities of foreign companies and foreign governments involve special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

   8. Forward Foreign Currency Contracts

   At September 30, 2000, International Equity Fund had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arise from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                             Local              Market           Settlement        Unrealized
Foreign Currency                                            Currency             Value              Date           Gain (Loss)
=============================================================================================================================
To Sell:
   British Pound                                               1,194,000        $1,768,077        12/20/2000        $ (88,071)
   Euro                                                        1,925,000         1,705,775        12/20/2000          (54,318)
   Japanese Yen                                                3,777,550            34,985         10/3/2000               15
   Japanese Yen                                              119,245,000         1,119,546        12/20/2000           13,962
   Swiss Franc                                                   984,000           573,566        12/20/2000          (17,634)
==============================================================================================================================
Total Net Unrealized Loss on Forward
   Foreign Currency Contracts                                                                                       $(146,046)
==============================================================================================================================

   9. Shares of Capital Stock

   At September 30, 2000, the Fund had 350,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

   Transactions in shares of each Portfolio were as follows:

                                                                              Year Ended                  Period Ended
                                                                          September 30, 2000          September 30, 1999(a)
===========================================================================================================================
U.S. Contra Fund
Shares sold                                                                      4,855,088                     9,964,500
Shares issued on reinvestment                                                      204,663                             -
Shares reacquired                                                               (1,893,857)                   (6,178,335)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                          3,165,894                     3,786,165
===========================================================================================================================
U.S. Equity Fund
Shares sold                                                                      1,612,230                     6,762,541
Shares reacquired                                                               (1,370,949)                   (3,653,722)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                            241,281                     3,108,819
===========================================================================================================================
International Equity Fund
Shares sold                                                                        825,482                     8,672,435
Shares issued on reinvestment                                                      124,157                             -
Shares reacquired                                                               (1,379,143)                   (5,744,968)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                           (429,504)                    2,927,467
===========================================================================================================================

(a) For the period December 7, 1998 (commencement of operations) to September 30, 1999.

10.  Capital Loss Carryforwards

 At September 30, 2000, the Fund had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on September 30 of the year below:

 Portfolio                                                               2008
 -------------------------------------------------------------------------------
 U.S. Contra Fund                                                    $19,655,000
 U.S. Equity Fund                                                        577,000

 To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Financial Highlights

For a share of capital stock outstanding throughout each year ended September
30:

CENTURION U.S. CONTRA FUND                           2000/(1)/     1999/(1)(2)/
================================================================================
Net Asset Value, Beginning of Year                   $   7.55        $  10.00
--------------------------------------------------------------------------------
Income (Loss) From
Operations:

   Net investment income/(3)/                            0.09            0.17
   Net realized and unrealized loss                     (3.80)          (2.62)
--------------------------------------------------------------------------------
Total Loss From Operations                              (3.71)          (2.45)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                (0.22)              -
--------------------------------------------------------------------------------
Total Distributions                                     (0.22)              -
--------------------------------------------------------------------------------
Net Asset Value, End of Year                         $   3.62        $   7.55
--------------------------------------------------------------------------------
Total Return                                           (49.75)%        (24.50)%*
--------------------------------------------------------------------------------
Net Assets, End of Year                              $ 25,188        $ 28,593
(000s)
--------------------------------------------------------------------------------
Ratios to Average Net Assets:

   Expenses/(3)(4)/                                      1.50%           1.50%**
   Net investment income                                 2.17            2.57 **
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     0%              0%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
(3) The manager has waived a portion of its fees for the year ended September 30, 2000 and for the period from December 7, 1998 (commencement of operations) to September 30, 1999. If such fees were not waived, the per share effect on net investment income and actual expense ratios would have been as follows:

                     Per Share Decrease          Expense Ratios Without
                    in Net Investment Income           Fee Waiver
                    -------------------------    ----------------------
          2000              $0.02                        2.00%
          1999               0.03                        2.02

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.50%.
* Total return is not annualized, as it may not be representative of the total return for the year.
**  Annualized.

For a share of capital stock outstanding throughout each period ended September 30:

CENTURION U.S. EQUITY FUND                                2000    1999/(1)//(2)/
================================================================================
Net Asset Value, Beginning of Year                      $ 10.40       $ 10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                    (0.04)        (0.01)
   Net realized and unrealized gain                        0.38          0.41
--------------------------------------------------------------------------------
Total Income From Operations                               0.34          0.40
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                      -             -
--------------------------------------------------------------------------------
Total Distributions                                           -             -
--------------------------------------------------------------------------------
Net Asset Value, End of Year                            $ 10.74       $ 10.40
--------------------------------------------------------------------------------
Total Return                                               3.27%         4.00%*
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $75,090       $32,328
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                1.38%         1.45%**
   Net investment loss                                    (0.44)        (0.14)**
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     141%           89%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method
(2) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
* Total return is not annualized, as it may not be representative of the total return for the year.
**  Annualized.

For a share of capital stock outstanding throughout each period ended September 30:

CENTURION INTERNATIONAL EQUITY FUND                       2000    1999/(1)//(2)/
================================================================================
Net Asset Value, Beginning of Year                      $ 10.73       $ 10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                     0.00#         0.04
   Net realized and unrealized gain                        1.36          0.69
--------------------------------------------------------------------------------
Total Income From Operations                               1.36          0.73
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  (0.10)            -
   Net realized gains                                     (0.46)            -
--------------------------------------------------------------------------------
Total Distributions                                       (0.56)            -
--------------------------------------------------------------------------------
Net Asset Value, End of Year                            $ 11.53       $ 10.73
--------------------------------------------------------------------------------
Total Return                                              12.37%         7.30%*
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $28,802       $31,418
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                1.45%         1.46%**
   Net investment loss                                     0.10          0.51**
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                      17%          102%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
 #  Amount represents less than $0.01 per share.
 * Total return is not annualized, as it may not be representative of the total return for the year.
**  Annualized.

Independent Auditors' Report


The Shareholders and Board of Directors of
Centurion Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Centurion U.S. Contra Fund, Centurion U.S. Equity and Centurion International Equity Fund of Centurion Funds, Inc. as of September 30, 2000 the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 7, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Centurion U.S. Contra Fund, Centurion U.S. Equity Fund and Centurion International Equity Fund of Centurion Funds, Inc. as of September 30, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period December 7, 1998 (commencement of operations) to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.



New York, New York
November 16, 2000

Tax Information (unaudited)

For Federal tax purposes the Centurion Funds, Inc. hereby designates for the fiscal year ended September 30,2000:

     * Total long-term capital gain distributions paid:

          International Equity Fund                                $144

Percentage of ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

     U.S. Contra Fund                                              0.29%
     International Equity Fund                                     0.82


The total foreign sourced income received by the International Equity Fund was $0.1355 per share (or a total amount of $338,587). The total amount of foreign taxes paid was $0.0147 per share (or a total amount of $36,800).

                                       29